EXHIBIT 1(b)

                                ARTICLES OF AMENDMENT
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                            AMENDMENT TO
                     ARTICLES OF INCORPORATION
                FUND FOR GOVERNMENT INVESTORS, INC.

  This is to certify:

            That, at a special  meeting of the Board of Directors

  and sole  shareholder  of the  Fund,  held February  13,  1975,

  Article SIXTH of the Articles  of Incorporation was amended  to read, as follows:

       SIXTH:   (a)  The  shares  of  the  Common  Stock  of  the

  Corporation may  be issued to  such persons and  at such prices from time  to time  as the  Board of  Directors may  determine.

  Such issuance  shall be on  a non-assessable basis.   No holder

  of shares of  Common Stock  shall have  preemptive rights,  and the Corporation  shall have the right to issue  and sell to any person or persons  any shares of its Common Stock without first offering such  shares  to the  holders  of  any shares  of  its

  Common Stock.

            (b) Holders of Common Stock  of the Corporation shall

  have the  right, at  any time  after purchase,  to require  the

  Corporation to redeem their  shares at  a redemption price  per

  share  equal  to  the  net   asset  value  per  share   of  the

  Corporation's Common  Stock determined in  accordance with  the provisions  of the Investment Company Act  of 1940, as amended,

  and  the  Rules and  Regulations  promulgated  thereunder,  and under procedures set forth in the Corporation's prospectus.

            Notwithstanding   the  foregoing,   the   Corporation

  reserves the  right to redeem shareholder accounts of less than

  250  shares  of  Common Stock;  provided,  however,  that  each
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  shareholder shall  be notified that  his account contains  less than 250 shares and allowed  thirty days to make  an additional share  purchase before  such  redemption  is processed  by  the

  Corporation.

            IN WITNESS  WHEREOF,  the undersigned  President  and

  Secretary of Fund For Government  Investors, Inc., who executed the  foregoing Amendment  to Articles  of  Incorporation hereby acknowledge  the same to be  their act  and further acknowledge that, to the best of their knowledge the matters and facts  set forth  therein  are true  in  all material  respects  under the penalties of perjury.

            Dated this 14th day of February, 1975.



                                     /s/ Daniel L. O'Connor, III
                                     Daniel L. O'Connor, III
                                     President

  /s/ J. Michael Farrell
  J. Michael Farrell
  Secretary


  DISTRICT OF COLUMBIA     SS:

            THIS  IS  TO   CERTIFY  That,  on  the  14th  day  of

  February, 1975, before me,  the subscriber, a Notary Public  in and for  the District of  Columbia, personally appeared  Daniel

  L. O'Connor  III and  J. Michael  Farrell and acknowledged  the foregoing Amendment  to Articles of  Incorporation to be  their







                               - 2 -
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  act and deed and  that the facts  therein stated are truly  set forth.

            WITNESS my hand  and Notarial  Seal the day  and year

  last above written.


                                     /s/ Rosemary D. Vance
                                     Notary Public

  My Commission Expires:  September 1, 1979








































                               - 3 -
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                       ARTICLES OF AMENDMENT

                                 OF

                FUND FOR GOVERNMENT INVESTORS, INC.


  approved and  received for  record by  the State Department  of

  Assessments  and Taxation of Maryland February 19, 1975 at 8:30

  o'clock A.M. in conformity with law and ordered recorded.





                                       3

       Recorded  in  Liber  2148, folio  4,  one  of  the Charter

  Records of the State Department of Assessments  and Taxation of

  Maryland.





  Bonus tax paid $_________ Recording fee paid $15.00





  To the clerk of Superior Court of Baltimore City

       IT  IS  HEREBY  CERTIFIED,  that  the  within  instrument,

  together  with  all endorsements  thereon,  has been  received,

  approved and  recorded by the  State Department of  Assessments and Taxation of Maryland.



       AS WITNESS  my hand  and seal  of the  said Department  at

  Baltimore.

                                               /s/        Richard

  Keller
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                               - 2 -

                            AMENDMENT TO

                     ARTICLES OF INCORPORATION

                FUND FOR GOVERNMENT INVESTORS, INC.





  THIS IS TO CERTIFY:

            That on December 22,  1975, a special meeting of  the

  Board of Directors of  the Fund for Government  Investors, Inc.

  was held at which the Board  unanimously approved a ten-for-one stock  split for  each  share  outstanding  and there  were  no shares entitled  to vote  at said  meeting, wherefore,  Article

  FIFTH of the Articles of  Incorporation was amended to  read as follows:



            "FIFTH:   the  total  number of  shares  of

            stock  which  the  Corporation  shall  have

            authority  to issue  is 200,000,000 shares,

            all of  one class  called common  stock, of

            the  par value  of one  tenth  of one  cent

            ($0.001) per  share  and of  the  aggregate

            par value  of $200,000.   Each share  shall

            be  entitled   to  full  and  equal  voting

            rights."



            IN  WITNESS  WHEREOF, the  undersigned  President and

  Secretary of Fund for Government  Investors, Inc., who executed the foregoing Amendment to Articles of Incorporation hereby acknowledge the same to be their act and further acknowledge that, to the best of  their knowledge the matters and facts set forth  therein are  true  in all  material  respects under  the penalties of perjury.

            Dated this 7th day of January, 1976.



                                     /s/ Daniel L. O'Connor III
                                     Daniel L. O'Connor III
                                     President

  ATTEST:



  /s/Richard J. Garvey
  Richard J. Garvey, Secretary



  DISTRICT OF COLUMBIA, SS:

            THIS IS TO CERTIFY That,  on the 7th day  of January,

  1976, before me,  the subscriber, a  Notary Public  in and  for

  the  District   of  Columbia,  personally  appeared  DANIEL  L.

  O'CONNOR  III  and  RICHARD J.  GARVEY,  and  acknowledged  the foregoing Amendment  to Articles of  Incorporation to be  their act  and deed and  that the facts therein  stated are truly set forth.



            WITNESS my  hand and Notarial  Seal the day and  year

  last above written.


                           /s/Mildred M. Keeree
                           Notary Public



                               - 2 -
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                           My Commission Expires:  May 31, 1978




















































                               - 3 -
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                       ARTICLES OF AMENDMENT

                                 OF

                FUND FOR GOVERNMENT INVESTORS, INC.


  approved and  received for  record by  the State Department  of

  Assessments and Taxation of  Maryland January  8, 1976 at  3:00

  o'clock P.M. as in conformity with law and ordered recorded.





                                 3

       Recorded in  Liber 2244,  folio 610,  one  of the  Charter

  Records of the State Department of Assessments  and Taxation of

  Maryland.





  Bonus tax paid $______  Recording fee paid $15.00





  To the clerk of the Superior Court of Baltimore City

       IT  IS  HEREBY  CERTIFIED,  that  the  within  instrument,

  together  with  all endorsements  thereon,  has been  received,

  approved and  recorded by the  State Department of  Assessments and Taxation of Maryland.



       AS WITNESS  my hand  and seal  of the  said Department  at

  Baltimore.

                                     /s/Richard H. Keller

                            AMENDMENT TO

                     ARTICLES OF INCORPORATION

                FUND FOR GOVERNMENT INVESTORS, INC.





  THIS IS TO CERTIFY:

            That on  October 19, 1979,  the quarterly meeting  of

  the  Board of Directors of  the Fund  for Government Investors,

  Inc.  was  held at  which  the  Board unanimously  approved  an increase in Authorized  Capital from 200,000,000 shares  of the par  value  of one  tenth of  one  cent ($0.001)  per  share to

  1,000,000,000  shares of the par value of one tenth of one cent

  ($0.001) per share.  On  November 20, 1979 at a special meeting of shareholders  the majority  of which  also voted  to approve the  increase of  Authorized Capital  to 1,000,000,000  shares.

  This vote  is sufficient  pursuant to  the charter  provisions,

  allowing a  majority  vote.   Wherefore  Article Fifth  of  the

  Articles of Incorporation was amended to read as follows:



            "FIFTH:   the  total  number  of shares  of

            stock  which  the  Corporation  shall  have

            authority   to   issue   is   1,000,000,000

            shares,  all  of  one  class called  Common

            Stock, of  the par  value of  one tenth  of

            one  cent  ($0.001)  per share  and  of the

            aggregate par  value of  $1,000,000.   Each
            share shall  be entitled to full  and equal

            voting rights."



            IN  WITNESS  WHEREOF, the  undersigned  President and

  Secretary of Fund For Government  Investors, Inc., who executed the foregoing  Amendment to  Articles  of Incorporation  hereby acknowledge  the same  to be their  act and further acknowledge that, to the best of their knowledge  the matters and facts set forth  therein are  true  in all  material  respects under  the penalties of perjury.

            Dated this 20th day of November, 1979.



                                     /s/ Daniel L. O'Connor, III
                                     Daniel L. O'Connor, III
                                     President

  ATTEST:


  /s/Richard J. Garvey
  Richard J. Garvey, Secretary


  DISTRICT OF COLUMBIA, SS:

  THIS  IS TO CERTIFY  That, on this 20th  day of November, 1979,

  before  me, the  subscriber,  a Notary  Public  in and  for the

  District of  Columbia, personally  appeared DANIEL  L. O'CONNOR

  III  and RICHARD  J.  GARVEY,  and acknowledged  the  foregoing

  Amendment to  Articles of  Incorporation  to be  their act  and deed and that the facts therein stated are truly set forth.

  WITNESS my hand and  Notarial Seal the day and  year last above written.


                           /s/Margaret R. Conley
                           Notary Public

                           My  Commission  Expires:    April  14,
  1984

                       ARTICLES OF AMENDMENT

                                 OF

                FUND FOR GOVERNMENT INVESTORS, INC.


  approved and  received for  record by  the State Department  of

  Assessments  and Taxation of Maryland November 21, 1979 at 3:00

  o'clock P.M. as in conformity with law and ordered recorded.





                                 3

       Recorded in Liber 2460, folio  000219, one of the  Charter

  Records of the State Department of Assessments  and Taxation of

  Maryland.





  Bonus tax paid $160.00   Recording fee paid $20.00  Special Fee

  paid $_______





  To the clerk of the Superior Court of Baltimore City

       IT  IS  HEREBY  CERTIFIED,  that  the  within  instrument,

  together  with  all  endorsements thereon,  has  been received,

  approved and  recorded by the  State Department of  Assessments and Taxation of Maryland.



       AS WITNESS  my hand  and seal  of the  said Department  at

  Baltimore.

                                     /s/William J. Simmons

                            AMENDMENT TO

                     ARTICLES OF INCORPORATION

                FUND FOR GOVERNMENT INVESTORS, INC.





  THIS IS TO CERTIFY:

            THAT  this amendment  was  advised  by the  board  of

  directors and was approved by the stockholders.

            THAT  immediately  before this  amendment  the  total

  number of shares  which the corporation had  authority to issue was 1,000,000,000 shares of the  par value of one tenth of  one cent  ($0.001) per  share  and of  the  aggregate par  value of

  $1,000,000.  All shares of the same class.

            THAT  immediately upon this  amendment taking effect,

  the total number  of shares which the corporation has authority to issue is 2,000,000,000 shares of the  par value of one tenth of one  cent ($0.001) per share and  of the aggregate par value of $2,000,000.  All shares are of the same class.

            WHEREFORE,   Article   Fifth  of   the   Articles  of

  Incorporation was amended to read as follows:

            "FIFTH:    The total  number  of  shares of
            stock  which  the  Corporation  shall  have
            authority   to   issue   is   2,000,000,000
            shares,  all  of one  class  called  Common
            Stock, of  the par  value of  one tenth  of
            one  cent ($0.001)  per  share  and of  the
            aggregate par  value of  $2,000,000.   Each
            share shall be entitled to full and equal voting rights."

            IN WITNESS  WHEREOF,  the undersigned  President  and

  Secretary of Fund For Government Investors, Inc., who executed the foregoing Amendment to Articles of Incorporation hereby acknowledge the  same to be  their act and further  acknowledge that, to the best of their knowledge the matters  and facts set forth  therein  are true  in  all material  respects  under the penalties of perjury.

            Dated this 10th day of June, 1981.



                                     /s/Richard J. Garvey

                                     Richard      J.      Garvey,
  President


  ATTEST:



  /s/Lisa D. Kniotek
  Lisa D. Kniotek, Assistant Secretary



  DISTRICT OF COLUMBIA, SS:

       THIS IS TO  CERTIFY That, on the  10th day of June,  1981,

  before  me, the  subscriber,  a Notary  Public  in and  for the

  District  of Columbia,  personally appeared  RICHARD J.  GARVEY and LISA  D. KNIOTEK and  acknowledged the foregoing  Amendment to Articles  of Incorporation to be their act and deed and that the facts therein stated are truly set forth.



       WITNESS my hand and Notarial  Seal this 10th day  of June,

  1981.



                           /s/Carol L. Feistel

                           Notary Public

  My Commission Expires:  April 14, 1983

                       ARTICLES OF AMENDMENT

                                 OF

                FUND FOR GOVERNMENT INVESTORS, INC.

  approved and  received for  record by the  State Department  of

  Assessments and  Taxation  of Maryland  June 10,  1981 at  2:00

  o'clock P.M. as in conformity with law and ordered recorded.



                                 3



       Recorded in  Liber 2511  folio  2295, one  of the  Charter

  Records of the State Department of  Assessments and Taxation of

  Maryland.





  Bonus tax  paid $100.00  Recording fee paid $20.00  Special Fee paid $_____





  To the clerk of the Superior Court of Baltimore City

       IT  IS  HEREBY  CERTIFIED,  that  the  within  instrument,

  together  with  all endorsements  thereon,  has  been received,

  approved and  recorded by the  State Department of  Assessments and Taxation of Maryland.



       AS WITNESS  my hand  and seal  of the  said Department  at

  Baltimore.

                                     /s/J. Kevin Neally

                            AMENDMENT TO



                     ARTICLES OF INCORPORATION



                                 OF



                FUND FOR GOVERNMENT INVESTORS, INC.





  THIS IS TO CERTIFY:

       THAT this amendment was advised by  the Board of Directors and was approved by the stockholders.

       THAT  immediately before this  amendment the  total number of shares  which  the corporation  had authority  to issue  was

  2,000,000,000 shares  of the par value of one tenth of one cent

  ($0.001)  per  share  and   of  the  aggregate  par  value   of

  $2,000,000.  All shares are the same class.

       THAT immediately  upon this  amendment taking  effect, the total number of  shares which the corporation  has authority to issue is 3,000,000,000 shares of the par value of one tenth  of one  cent ($0.001) per share and of  the aggregate par value of

  $3,000,000.  All shares are of the same class.

       WHEREFORE, Article FIFTH of the  Articles of Incorporation

  was amended to read as follows:

            "FIFTH:    The  total number  of  shares of
            stock  which  the  Corporation  shall  have
            authority   to   issue   is   3,000,000,000
            shares, all  of  one  class  called  Common
            Stock, of  the par  value of  one tenth  of
            one  cent  ($0.001) per  share  and of  the
            aggregate par  value of  $3,000,000.   Each
            share shall be entitled to full and equal voting rights."

       IN  WITNESS   WHEREOF,  the   undersigned  President   and

  Secretary of Fund For Government  Investors, Inc., who executed the  foregoing Amendment  to  Articles of  Incorporation hereby acknowledge the  same to be their  act and  further acknowledge that, to the  best of their knowledge the matters and facts set forth therein  are  true in  all  material respects  under  the penalties of perjury.

       Dated this 25th day of June, 1982.



                                     /s/Richard J. Garvey

                                     Richard J. Garvey
                                     President

  ATTEST:


  /s/Lisa D. Kelelis
  Lisa D. Kelelis, Assistant Secretary



  DISTRICT OF COLUMBIA, SS:

       THIS  IS TO CERTIFY That, on  this 25th day of June, 1982,

  before  me, the  subscriber,  a Notary  Public  in and  for the

  District of  Columbia,  personally appeared  RICHARD J.  GARVEY and LISA  D. KELELIS and  acknowledged the foregoing  Amendment to Articles of  Incorporation to be their act and deed and that the facts therein stated are truly set forth.

       WITNESS my hand and Notarial  Seal this 25th day  of June,

  1982.

                                          /s/Margaret R. Conley

                                               Notary Public

  My Commission Expires:  April 14, 1984

                       ARTICLES OF AMENDMENT

                                 OF

                FUND FOR GOVERNMENT INVESTORS, INC.



  approved and  received for  record by  the State  Department of

  Assessments and  Taxation of  Maryland June  28,  1982 at  9:28

  o'clock A.M. as in conformity with law and ordered recorded.



                                 3



       Recorded  in Liber  2547 folio  1932, one  of the  Charter

  Records of the State Department of Assessments and Taxation  of

  Maryland.





  Bonus tax paid $30.00   Recording fee paid $20.00   Special Fee

  paid $_____





  To the clerk of the Superior Court of Baltimore City

       IT  IS  HEREBY  CERTIFIED,  that  the  within  instrument,

  together  with all  endorsements  thereon, has  been  received,

  approved and  recorded by the  State Department of  Assessments and Taxation of Maryland.

       AS WITNESS  my hand  and seal  of the  said Department  at

  Baltimore.

                                     /s/Dan W. Kittman